Exhibit 10.23



THIS RELEASE AGREEMENT dated September 26, 2006.

BETWEEN:

     LOGICAL SEQUENCE INCORPORATED., a body corporate
     ("LSI")

                                                          OF THE FIRST PART

     - and -

     SHANNON INTERNATIONAL INC., a body corporate
     ("Shannon")

                                                          OF THE SECOND PART

     - and -

     LARNACA LIMITED, a body corporate
     ("Larnaca")

                                                          OF THE THIRD PART
     - and -

     MAX WANDINGER,
     ("Wandinger")

                                                          OF THE FOURTH PART

WHEREAS pursuant to an agreement dated August 15, 2002 by and between Larnaca and LSI, formerly known as 1525042 Ontario Limited, Larnaca directed that 50,000 shares of LSI preferred stock were to be issued in the name of Wandinger (the "August 2002 Agreement" and the "Preferred Shares", respectively).

AND WHEREAS the Preferred Shares were never created or issued pursuant to the laws of the Province of Ontario;

AND WHEREAS Larnaca has agreed to waive and disclaim any and all interest in and to the August 2002 Agreement and the Preferred Shares in consideration of a full release from LSI and Shannon;

AND WHEREAS: Wandinger has agreed to waive and disclaim any and all interest in and to the August 2002 Agreement and the Preferred Shares in consideration of a full release from LSI and Shannon;



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NOW THEREFORE THE PARTIES HERETO HAVE AGREED as follows in consideration of the mutual covenants and agreements hereinafter set forth:

1. Jeremy Northcote (solely in the role as Director of Lawtec Services Limited, the Corporate Director of Larnaca ("Lawtec") and Larnaca represent and warrant to LSI that Lawtec is an officer and director of Larnaca, a corporation formed under the laws of the Turks and Caicos Islands, and has full authority to execute this Agreement on behalf of Larnaca, without the approval or consent of any third party with respect to the matters to which this Settlement Agreement relate.

2. Larnaca waives any and all claims relative to the August 2002 Agreement and the Preferred Shares and agrees to be forever estopped from asserting any such rights thereto in law or in equity in any jurisdiction.

3. Larnaca acknowledges that the below release of claims is and shall be valid consideration for the transfer of assets set forth in the August 2002 Agreement and that Larnaca has no right, title or claim to any of the said assets or proceeds therefrom.

4. Wandinger hereby disclaims and waives any and all right, title, or claim to the August 2002 Agreement and the Preferred Shares and any and all right, title, or claim that Wandinger has, had, or may ever have at any time in relation to the August 2002 Agreement and agrees to be forever estopped from asserting any such rights thereto in law or in equity in any jurisdiction.

5. Wandinger agrees to cooperate with LSI with respect to the surrender of any and all documents in his possession with respect to LSI, Shannon International Inc., and Shannon Investments, Ltd., subject however, to any requirement imposed upon Wandinger by the applicable law society to retain copies of file materials relating to any legal services provided by Wandinger to LSI and Shannon. The release of Wandinger hereof shall be conditional and shall take effect upon the surrender of any and all documents in his possession with respect to LSI, Shannon International Inc., and Shannon Investments, Ltd. to J. William Clements at Halifax, Nova Scotia at the offices of LSI.



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6.   Subject to full compliance with the terms hereof, LSI and Shannon hereby release Larnaca and Wandinger of and from all manner of actions, causes of actions, suits, liabilities, claims and demands, which against Larnaca and/or Wandinger, LSI and Shannon may ever have, now have or which LSI and Shannon can, shall, or may have against Larnaca and/or Wandinger for or by reason of the August 2002 Agreement and the Preferred Shares and all other matters connected therewith, absent criminal and unlawful behavior, and Larnaca and Wandinger hereby release Shannon, Shannon Investments, Ltd. and LSI, their respective officers, directors, employees and agents from any and all liability to Larnaca and/or Wandinger with respect to the August 2002 Agreement and the Preferred Shares and all other matters, absent criminal and unlawful behavior. Notwithstanding the above, Wandinger (which herein includes any legal corporation of Wandinger) shall remain subject to all his duties as a former solicitor of Shannon, Shannon Investments, Ltd. and LSI and Shannon, Shannon Investments, Ltd. and LSI shall be subject to the due payment of all accounts for legal services and consulting services provided by Wandinger to Shannon and LSI as represented by the various accounts rendered to date to a maximum amount including taxes and disbursements of $28,000 (the "Capped Amount"), unless otherwise agree to in writing between the parties hereto. LSI and Shannon agree to pay their respective outstanding accounts of Wandinger for legal and consulting services only to the extent of the Capped Amount on the date this Agreement is executed and deliver to counsel to Shannon, Shannon Investments, Ltd. and LSI with the records referred to in paragraph 5 hereof. On such payment of the Capped Amount, Wandinger shall not have any further claim and such excess above the Capped Amount shall automatically be written off. Wandinger agrees to maintain the confidentiality of the business interests of Shannon, Shannon Investments, Ltd. and LSI.

7. This Settlement Agreement shall be governed by the laws of the Province of Nova Scotia, Canada and the parties irrevocably attorn to the jurisdiction thereof.

8.   Time shall be of the essence in all respects.

9. This Settlement Agreement and the documents flowing therefrom constitute the entire agreement between the parties and supersedes all previous agreements, verbal or written, with respect to any matters referred to herein.

10. This Agreement may be executed in any number of counterparts of the signature page, each of which shall be considered an original. In addition, a signature which is reproduced by facsimile transmission shall be deemed an original. This Agreement may be executed by telecopy and is binding as a result.

IN WITNESS WHEREOF the parties hereto have each properly executed this settlement agreement.

SIGNED AND DELIVERED                     )            LOGICAL SEQUENCE
In The Presence Of:                      )            INCORPORATED
                                         )
                                         )
                                         ) By: /s/J.William Clements (c/s)
R. Blois Colpitts                        )     ---------------------------
-----------------                              J. William Clements, President
Witness                                  )
                                         )
SIGNED AND DELIVERED                     )            SHANNON INTERNATIONAL
In The Presence Of:                      )            INCORPORATED
                                         )
                                         ) By: /s/J.William Clements (c/s))
R. Blois Colpitts                        )     ----------------------------
------------------
Witness
                                         )
SIGNED AND DELIVERED                     )            LARNACA LIMITED
In The Presence Of:                      )
                                         )
                                         ) By: /s/ Jeremy Northcote (c/s)
                                         )     ----------------------------
____________________________             )     Jeremy Northcote, Director
Witness                                  )
                                         )
SIGNED AND DELIVERED                     )
In The Presence Of:                      )
                                         )
                                         )     /s/ Max Wandinger     (s)
                                         )     ------------------------
C. Keiger                                )     Max Wandinger
-------------------------                )
Witness                                  )
                                         )

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